Principal Funds, Inc.
Supplement dated May 24, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR ORIGIN EMERGING MARKETS FUND
Effective June 1, 2021, delete the Sub-Advisor and Portfolio Managers section, and replace with the following:
Sub-Advisor and Portfolio Managers
Origin Asset Management LLP
•Chris Carter (since 2015), Partner
•Nigel Dutson (since 2015), Partner
•Tarlock Randhawa (since 2015), Partner
•Nerys Weir (since 2021), Portfolio Manager

MANAGEMENT OF THE FUNDS
Effective June 1, 2021, under The Sub-Advisors, in the Sub-Advisor: Origin Asset Management LLP section, add the following alphabetically to the list of portfolio managers:
Nerys Weir was with Origin from 2008-2016 and rejoined Origin in 2019. Ms. Weir is a graduate of Leicester University with a B.A. Honours Degree in Ancient History and Archaeology.